                                                                   EXHIBIT 24(B)

                               POWER OF ATTORNEY

     XEROX CORPORATION (THE "COMPANY") AND EACH PERSON WHOSE SIGNATURE APPEARS BELOW AUTHORIZE EACH OF EUNICE M. FILTER, GEORGE R. ROTH AND MARTIN S. WAGNER (EACH AN "APPOINTEE") TO FILE, EITHER IN PAPER OR ELECTRONIC FORM, FROM TIME TO TIME ONE OR MORE REGISTRATION STATEMENTS AND AMENDMENTS THERETO (INCLUDING POST-EFFECTIVE AMENDMENTS), UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR THE PURPOSE OF REGISTERING THE OFFERING AND SALE OF AN UNLIMITED AMOUNT OF DEBT SECURITIES OF THE COMPANY, WHICH REGISTRATION STATEMENTS AND AMENDMENTS SHALL CONTAIN SUCH INFORMATION AND EXHIBITS AS ANY SUCH APPOINTEE DEEMS ADVISABLE. EACH SUCH PERSON HEREBY APPOINTS EACH APPOINTEE AS ATTORNEY-IN-FACT, WITH FULL POWER TO ACT ALONE, TO EXECUTE ANY SUCH REGISTRATION STATEMENTS AND ANY AND ALL AMENDMENTS THERETO AND ANY AND ALL OTHER DOCUMENTS IN CONNECTION THEREWITH, IN THE NAME OF AND ON BEHALF OF THE COMPANY AND EACH SUCH PERSON, INDIVIDUALLY AND IN EACH CAPACITY STATED BELOW, INCLUDING THE POWER TO ENTER ELECTRONICALLY SUCH COMPANY IDENTIFICATION NUMBERS, PASSWORDS AND OTHER INFORMATION AS MAY BE REQUIRED TO EFFECT SUCH FILING AS PRESCRIBED UNDER THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND TO FILE, EITHER IN PAPER OR ELECTRONIC FORM, WITH THE SEC A FORM OF THIS POWER OF ATTORNEY. EACH SUCH PERSON INDIVIDUALLY AND IN SUCH CAPACITIES STATED BELOW HEREBY GRANTS TO SAID ATTORNEYS-IN-FACT, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING WHATSOEVER THAT SAID ATTORNEY OR ATTORNEYS MAY DEEM NECESSARY OR ADVISABLE TO CARRY OUT FULLY THE INTENT OF THE FOREGOING AS THE UNDERSIGNED MIGHT OR COULD DO PERSONALLY OR IN THE CAPACITIES AS AFORESAID.

                                          XEROX CORPORATION

Dated as of September 17, 1996

                                          By:         /s/ PAUL A. ALLAIRE
                                              -------------------------------
                                                      PAUL A. ALLAIRE
                                              CHAIRMAN OF THE BOARD AND CHIEF
                                                      EXECUTIVE OFFICER

             SIGNATURE                                TITLE
-----------------------------------  ----------------------------------------
      /s/  PAUL A. ALLAIRE           Chairman of the Board, Chief Executive Officer and Director
---------------------------------    (Principal Executive Officer)
           PAUL A. ALLAIRE

     /s/  BARRY D. ROMERIL           Executive Vice President and Chief Financial Officer
---------------------------------    (Principal Financial Officer)
          BARRY D. ROMERIL

    /s/ PHILIP D. FISHBACH           Vice President and Controller
---------------------------------    (Principal Accounting Officer)
        PHILIP D. FISHBACH

    /s/ B.R. INMAN                                   Director
---------------------------------
        B.R. INMAN

  /s/ ANTONIA AX:SON JOHNSON                         Director
---------------------------------
      ANTONIA AX:SON JOHNSON

  /s/ VERNON E. JORDAN, JR.                          Director
---------------------------------
      VERNON E. JORDAN, JR.


             SIGNATURE                                TITLE
-----------------------------------  ----------------------------------------
     /s/ YOTARO KOBAYASHI                            Director
-------------------------------
         YOTARO KOBAYASHI

      /s/ HILMAR KOPPER                              Director
-------------------------------
          HILMAR KOPPER

    /s/ RALPH S. LARSEN                              Director
-------------------------------
        RALPH S. LARSEN

   /s/ JOHN D. MACOMBER                              Director
-------------------------------
       JOHN D. MACOMBER

  /s/ GEORGE J. MITCHELL                             Director
-------------------------------
      GEORGE J. MITCHELL

  /s/ N. J. NICHOLAS, JR.                            Director
-------------------------------
      N. J. NICHOLAS, JR.

    /s/ JOHN E. PEPPER                               Director
-------------------------------
        JOHN E. PEPPER

    /s/ MARTHA R. SEGER                              Director
-------------------------------
        MARTHA R. SEGER

  /s/ THOMAS C. THEOBALD                             Director
-------------------------------
      THOMAS C. THEOBALD